GRYPHON RESOURCES, INC.

CONVERTIBLE PROMISSORY NOTE

$5,955.00 Onondaga County

September 30, 2018 State of New York

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATIFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SUCH SECURITIES ARE SOLD PURSUANT TO RULE 144 OF SUCH ACT.

WHEREAS, when a company is in custodianship, there are generally costs that must be met in order for the judicially appointed custodian to complete and discharge its duties as custodian (for example payment must be made to: transfer agents, secretaries of state, edgar filing agents, auditors and attorneys, etc. (“Custodial Costs”);

WHEREAS, Custodial Management, LLC has been appointed as the custodian of Gryphon Resources, Inc. (the “Custodianship”);

WHEREAS, Tourmeline Ventures, Inc. has agreed to pay certain Custodial Costs of the Custodianship in the amount set forth herein;

WHERAS, from time to time, Joseph Passalaqua, may advance said certain Custodial Costs on behalf of Tourmeline Ventures, Inc., however all payments due hereunder are payable to Tourmeline Ventures, Inc.; and the right to convert any or all sums due hereunder are those of Tourmeline Ventures, Inc. regargless of whether Joseph Passalaqua had advanced the funds advanced to Gryphon Resources, Inc..

WHEREAS, notwithstanding the fact that Joseph Passalaqua may directly advance funds to Gryphon Resources, Inc. on behalf of Tourmeline Ventures, Inc. (instead of first contributing capital to Tourmeline Ventures, Inc.), all such advances shall be deemed to have been paid directly by Tourmeline Ventures, Inc. to Gryphon Resources, Inc. for purposes of this note (and in the case of Mr. Passalaqua, shall be deemed a capital contribution to Tourmeline Ventures, Inc.).

FOR VALUE RECEIVED, GRYPHON RESCOURCES, INC. (“GRYP”), a Nevada corporation (“Maker”), promises to pay to the order of Tourmeline Ventures, Inc. (“Holder”), the aggregate principal amount of Five Thousand Nine Hundred Fifty-five and 00/100 Dollars ($5,955.00) plus interest (the “Aggregate Loan Amount”), at 10% interest annually. Payment shall be made by Maker to Holder at the offices of Holder, located at 106 Glenwood Drive South, Liverpool, NY 13090, or to such other office as Holder may, from time to time, designate in writing to Maker.

The Aggregate Loan Amount shall be due and payable as follows:

Payment Amount Due Date

$6,550.50 September 30, 2019

Payment shall be made in lawful tender of the United States and may be made at any time without penalty or premium.

The unpaid balance under this Note (or any portion thereof) shall be convertible at the option of Holder into shares of Maker’s Common Stock at any time prior to the earlier of repayment in full of this Note or the Maturity Date, upon Maker’s receipt of written notice by Holder. The price per share of Maker’s Common Stock into which such unpaid balance may be converted shall be $.0001.

In the event Holder institutes an action to collect this Note, Maker will pay all costs and expenses, including reasonable attorneys’ fees, incurred in connection with such action. Maker hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

In the event a court of competent jurisdiction holds any provision of this Note to be invalid or unenforceable, such holding shall not affect any other provision of this Note and all such other provisions shall remain in full force and effect.

This Note shall be construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions of the State of Nevada or of any other state.

IN WITNESS WHEREOF, Maker has caused this Convertible Promissory Note to be issued as of the date first above written.

GRYPHON RESOURCES, INC.

By:/s/Anthony Lombardo Anthony Lombardo, President